Offerings - Offering: 1	Jul. 23, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Maximum Aggregate Offering Price	$ 250,000.00
Amount of Registration Fee	$ 34.52
Offering Note	The maximum aggregate amount of the securities to which the amended prospectus relates is $250,000. The initial fee of $34.52 for the initial aggregate of $250,000 was previously paid - Accession No. 0001104659-26-085880